MONTHLY SERVICING STATEMENT

Household Mortgage Loan Trust 2004-HC1

Payment Number	12
Beginning Date of Collection Period	01-Jul-05
End Date of Collection Period	31-Jul-05
Payment Date	22-Aug-05
Previous Payment Date	20-Jul-05

Funds Disbursement
Collected Funds	30,507,028.06
Available Payment Amount	30,315,902.92
Principal Collections	27,300,120.61
Interest Collections (net of servicing fee)	3,015,782.31
Net of Principal Recoveries	3,010,571.22
Principal Recoveries	5,211.09
Servicing Fee	191,125.14
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	30,507,028.06
Interest Paid to Notes	1,220,801.03
Principal Paid to Notes	27,464,670.48
Transferor - pursuant to 5.01 (a) (xii)	1,630,431.41
Servicing Fee	191,125.14

Pool Balance
Beginning Pool Balance	458,700,338.59
Principal Collections (including repurchases)	27,300,120.61
Additional Principal Reduction Amount	164,549.87
Ending Pool Balance	431,235,668.11

Collateral Performance
Cash Yield (% of beginning balance)	8.38%
Loss Rate (net of principal recoveries; % of beginning balance)	0.42%
Net Yield	7.96%
Realized Losses	159,338.78
Cumulative Realized Losses	551,239.69
Cumulative Loss Percentage	0.07%
Delinquent Loans
One Payment Principal Balance of loans	12,271,031.65
One Payment Number of loans	109
Two Payments Principal Balance of loans	2,257,484.38
Two Payments Number of loans	23
Three+ Payments Principal Balance of loans	9,648,072.18
Three+ Payments Number of loans	97

Two Payments-Plus Delinquency Percentage	2.76%
Two Payments-Plus Rolling Average	2.45%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	3,916
Number outstanding end of period	3,721
Number of REO as of the end of the Collection Period	15
Principal Balance of REO as of the end of the Collection Period	1,266,482.75

Overcollateralization
Begin OC Amount	109,413,684.31
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	109,413,684.31

Target OC Amount	109,413,684.31
Interim OC Amount	109,413,684.31
Interim OC Deficiency	0.00

Monthly Excess Cashflow	1,630,431.41
Principal Payment Amount	27,300,120.61
Principal Collections	27,300,120.61
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	754,577,133.16
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	3.43000%
Class A Formula Rate (1-mo. Libor plus 35bps)	3.78000%
Class A Note Rate	3.78000%
Class M Formula Rate (1-mo. Libor plus 50bps)	3.93000%
Class M Note Rate	3.93000%
Available Funds Cap	6.91025%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	42.698122
2. Principal Payment per $1,000	40.895970
3. Interest Payment per $1,000	1.802152

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	3.78000%
2. Days in Accrual Period	33

3. Class A Interest Due	945,104.24
4. Class A Interest Paid	945,104.24
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	272,757,357.18
2. Class A Principal Due	21,447,114.69
3. Class A Principal Paid	21,447,114.69
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	251,310,242.49

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount
b. Ending Note Principal Amount as a % of Original Note Principal Amount
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	42.769636
2. Principal Payment per $1,000	40.895971
3. Interest Payment per $1,000	1.873666

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	3.93000%
2. Days in Accrual Period	33

3. Class M Interest Due	275,696.79
4. Class M Interest Paid	275,696.79
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	76,529,297.10
2. Class M Principal Due	6,017,555.79
3. Class M Principal Paid	6,017,555.79
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	70,511,741.31

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount
b. Ending Note Principal Amount as a % of Original Note Principal Amount
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2004-HC1

The undersigned, a duly authorized representative of
HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as
Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing Agreement dated as of August 27,
2004 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan Trust 2004-HC1, the
Servicer, HSBC Bank USA, National Association as
Administrator and U.S. Bank National Association as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the Master Servicer under the Sale and Servicing
Agreement.

3. The undersigned is a Servicing Officer.

This Certificate relates to the Payment Date occurring on August 22, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Sale and
Servicing Agreement through the Collection Period
preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate the 17th day of August, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ J. A. Bevacqua
A Servicing Officer